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Exhibit 32.2

KLX INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of KLX Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael F. Senft, Vice President—Chief Financial Officer and Treasurer of the Company, certify that to the best of my knowledge:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 6, 2015	By:	/s/ MICHAEL F. SENFT Michael F. Senft Vice President—Chief Financial Officer and Treasurer

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  Exhibit 32.2
KLX INC. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002